                                                                    333-103411
                                                                     811-03015




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-14
                             REGISTRATION STATEMENT
                                      UNDER


THE SECURITIES ACT OF 1933                                    [ ]
PRE-EFFECTIVE AMENDMENT NO. 1                                 [X]
POST-EFFECTIVE AMENDMENT NO.                                  [ ]

                            ------------------------

                            OHIO NATIONAL FUND, INC.
               (Exact name of Registrant as Specified in Charter)

                                One Financial Way
                             Montgomery, Ohio 45242
               (Address of Principal Executive Offices)(Zip Code)

                                 (513) 794-6230
                        (Area Code and Telephone Number)

                             Marcus L. Collins, Esq.
                            Ohio National Fund, Inc.
                                One Financial Way
                             Montgomery, Ohio 45242
                     (Name and Address of Agent for Service)

                                   Copies to:
                           W. Randolph Thompson, Esq.
                              Jones & Blouch L.L.P.
                       1025 Thomas Jefferson Street, N.W.
                             Washington, D.C. 20007
                            ------------------------

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:    AS SOON AS PRACTICABLE AFTER
THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.
------------------------

The registrant hereby amends this registration statement on such date as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

------------------------
Title of Securities Being Registered: Common Shares

THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF ITS SECURITIES UNDER THE SECURITIES ACT OF 1933, PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. IN RELIANCE UPON RULE 24f-2, NO FILING FEE IS BEING PAID AT THIS TIME.

                            OHIO NATIONAL FUND, INC.
                            EQUITY INCOME PORTFOLIO

                            ------------------------

                       NOTICE OF MEETING OF SHAREHOLDERS


                                 APRIL 15, 2003


                            ------------------------

     This is to notify you that a Meeting of the Shareholders of the Equity Income Portfolio, a series of Ohio National Fund, Inc., will be held on April 29, 2003 at 10:00 a.m., Eastern Time, at the offices of the Fund, One Financial Way, Cincinnati, Ohio 45242, for the following purposes:

     1. To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Equity Income Portfolio to the Blue Chip Portfolio, separate portfolios of Ohio National Fund, Inc., in exchange for shares of the Blue Chip Portfolio and the assumption by Blue Chip Portfolio of all of the liabilities of the Equity Income Portfolio, and the distribution of such shares to the shareholders of Equity Income Portfolio in complete liquidation of Equity Income Portfolio.

     2. To transact such other business as may properly come before the meeting.


     The Directors of Ohio National Fund, Inc. have fixed the close of business on February 26, 2003 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.


                                        /s/ Ronald L. Benedict

                                     -------------------------------------------
                                        Ronald L. Benedict
                                        Secretary


April 15, 2003


     WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

                               TABLE OF CONTENTS


                                                                       PAGE
                                                                       ----
I.      Summary.....................................................    2
II.     Details of the Proposed Reorganization......................    4
III.    Voting Information..........................................    7
IV.     Information About the Funds.................................    9

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                            EQUITY INCOME PORTFOLIO,
                      A SERIES OF OHIO NATIONAL FUND, INC.

                           IN EXCHANGE FOR SHARES OF
                              BLUE CHIP PORTFOLIO,
                      A SERIES OF OHIO NATIONAL FUND, INC.

                               ONE FINANCIAL WAY
                             MONTGOMERY, OHIO 45242
                                  800-366-6654


                PROSPECTUS/PROXY STATEMENT DATED APRIL 15, 2003


                                  INTRODUCTION

     This Prospectus/Proxy Statement relates to the proposed reorganization (the "Merger") of the Equity Income Portfolio (the "Equity Income Portfolio") with and into the Blue Chip Portfolio (the "Blue Chip Portfolio"). The Equity Income Portfolio and the Blue Chip Portfolio are separate series of Ohio National Fund, Inc. Ohio National Fund, Inc. is an open-end series management investment company organized as a Maryland corporation. The Equity Income Portfolio and the Blue Chip Portfolio are sometimes collectively referred to in this Prospectus/Proxy Statement as the "Portfolios" or the "Funds" and singly as a "Portfolio" or a "Fund."

     If the Merger occurs, you will become a shareholder of the Blue Chip Portfolio. The Blue Chip Portfolio seeks growth of capital and income by investing primarily in securities of high quality companies. If the Agreement and Plan of Reorganization is approved by shareholders of the Equity Income Portfolio and the Merger occurs, the Equity Income Portfolio will transfer all of its assets and liabilities to the Blue Chip Portfolio, in exchange for shares of the Blue Chip Portfolio (the "Merger Shares") with a value equal to the assets and liabilities transferred. After that exchange, shares received by the Equity Income Portfolio will be distributed pro rata to the Equity Income Portfolio's shareholders. All shareholders of the Equity Income Portfolio will receive shares of a single class of the Blue Chip Portfolio.

     If you are the owner of a variable life insurance policy or a variable annuity contract issued by The Ohio National Life Insurance Company ("ONLIC"), Ohio National Life Assurance Corporation ("ONLAC") or National Security Life and Annuity Company ("National Security"), you are not actually a Fund shareholder. The issuing insurance companies are the legal owners of the Fund's shares. Despite not having the legal status as an owner of the shares, we may refer to you as a "shareholder" and your interest as in the portfolios as "shares". The issuing life insurance companies want you to return the Voting Instructions so that they can vote the Fund shares represented by your variable insurance policy or variable annuity contract in accordance with your instructions. The persons named as proxies in the enclosed Voting Instructions intend to vote all of the shares of the portfolio, proportionately in accordance with the instructions given by those variable insurance policyholders or variable annuity contractowners who respond with their voting instructions. This Prospectus/Proxy Statement explains what you should know before investing in the Blue Chip Portfolio. Please read it carefully and keep it for future reference.

     Because shareholders of the Equity Income Portfolio are being asked to approve a transaction that will result in their receiving shares of the Blue Chip Portfolio, this Proxy Statement also serves as a Prospectus for the shares of the Blue Chip Portfolio to be issued in connection with the Merger.

     The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy Statement by reference:

        - the current Prospectuses for the Equity Income Portfolio and the Blue Chip Portfolio, each dated May 1, 2002, each as supplemented through the date hereof (each a "Fund Prospectus");

        - the current Statement of Additional Information for the Portfolios, dated May 1, 2002, (the "Fund SAI"); and

        - the Statement of Additional Information dated May 1, 2002 relating to this Prospectus/Proxy Statement (the "Merger SAI").

        - the Funds' Annual Report for the fiscal year ended December 31, 2002 was previously provided to policyholders and contract owners on or about March 1, 2003.

     This Prospectus/Proxy Statement is accompanied by the following documents:


        - a copy of the Fund SAI;



For a free copy of both the Funds' Prospectus, Statement of Additional Information ("SAI"), Merger SAI and Annual or Semi-Annual Reports, please call 800-366-6654 or write to Ohio National Fund at:


                               Ohio National Fund
                               One Financial Way
                             Montgomery, Ohio 45242

     The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a crime.

     You can lose money by investing in the Blue Chip Portfolio. The Blue Chip Portfolio may not achieve its goals, and is not intended as a complete investment program. An investment in the Blue Chip Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                  I.  SUMMARY


PROPOSED TRANSACTION


     The Board of Directors of Ohio National Fund, Inc., on behalf of each of the Portfolios, has approved a transaction involving the reorganization of the Equity Income Portfolio with and into the Blue Chip Portfolio. The Merger is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization. This Agreement will provide for the transfer of all of the assets of the Equity Income Portfolio to the Blue Chip Portfolio, in exchange for shares of the Blue Chip Portfolio, and the assumption by the Blue Chip Portfolio of all the liabilities of the Equity Income Portfolio, followed by the liquidation of the Equity Income Portfolio. A copy of the Agreement and Plan of Reorganization is included as Appendix A.


     Ohio National Investments, Inc. ("ONII") (itself and its predecessors) has been in the business of investment management since 1969. ONII is the investment adviser to both Portfolios.


     If the Proposal is approved by the shareholders of the Equity Income Portfolio, they will receive in total a number of shares of the Blue Chip Portfolio equal in value to the value of the net assets of the Equity Income Portfolio being transferred. Following the transfer (i) the Equity Income Portfolio will distribute to its shareholders in total a number of full and fractional shares of the Blue Chip Portfolio equal in value to the value of the net assets of the Equity Income Portfolio being transferred and attributable to the Equity Income Portfolio and (ii) the Equity Income Portfolio will be liquidated. The Merger will not qualify as a tax-free reorganization; however, no gain or loss will be recognized by any variable annuity contract owner or variable life insurance policyholder as a result of the Merger.


     THE DIRECTORS OF OHIO NATIONAL FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE EQUITY INCOME PORTFOLIO APPROVE THIS PROPOSAL.

     In reaching that conclusion, the Directors considered the relatively small size of the Equity Income Portfolio and the likelihood that it will not increase substantially in size in the foreseeable future, and that the Merger will offer shareholders of the Equity Income Portfolio the opportunity to pursue a similar investment objective in a larger Fund. The Board also considered the fact that the Blue Chip Portfolio has had better performance than the Equity Income Portfolio, that the objectives of both portfolios is to seek capital appreciation and income, that the adviser, ONII, will be paying the expenses associated with the reorganization, that the reorganization will have no tax impact on the policyholders and contract owners, that the interests of the existing shareholders will not be diluted as a result of the reorganization, and the fact that management has agreed to waive its management fee in excess of the Equity Income's management fee for the two year period ending December 31, 2004. In addition, the Board of Directors considered the cost to the Equity Income Portfolio's adviser of maintaining the Equity Income Portfolio at its current size and the likelihood that, in the absence of the Merger, the adviser would recommend to the Board that the Equity Income Portfolio be liquidated.


OPERATING EXPENSES

     The following tables summarize expenses:

        (1) that each Fund (or class of shares) incurred in its fiscal year ended December 31, 2002; and

        (2) that the Blue Chip Portfolio would have incurred in its most recent fiscal year, after giving effect on a pro forma combined basis to the proposed Merger as if the Merger had occurred as of the beginning of such fiscal year.


                                        MGT.      OTHER     TOTAL BEFORE            TOTAL AFTER
PORTFOLIO                             EXPENSES   EXPENSES     WAIVERS      WAIVER     WAIVERS
---------                             --------   --------   ------------   ------   -----------
Blue Chip...........................    0.90%      0.27%        1.17%       0.00%      1.17%
Equity Income.......................    0.75%      0.30%        1.05%       0.00%      1.05%
Blue Chip Pro Forma.................    0.90%      0.27%        1.17%       0.15%*     1.02%


---------------


* Management has agreed to voluntarily waive its management fee in excess of 0.75% until December 31, 2004. If the waiver is discontinued, the fees and expenses for the Blue Chip Portfolio will be higher than the Equity Income Portfolio.


FEDERAL INCOME TAX CONSEQUENCES


     The Merger will not quality as a "tax-free" reorganization under the Internal Revenue Code of 1986, as amended ("Code"); however no gain or loss will be recognized by any variable annuity contract holder or variable life insurance policyholder as a result of the Merger. As a condition to the Equity Income Portfolio's obligations to consummate the Merger, the Equity Income Portfolio will receive an opinion from counsel to the Equity Income Portfolio to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the transfer of the assets of the Equity Income Portfolio to the Blue Chip Portfolio in exchange for voting stock of the Blue Chip Portfolio that is to be distributed to the shareholders of the Equity Income Portfolio will be treated as a sale of assets by the Equity Income Portfolio, and the Equity Income Portfolio will recognize gain or loss on each of the transferred assets in an amount equal to the difference between (a) the fair market value of such assets and (b) the adjusted basis of such assets; (ii) each shareholder of the Equity Income Portfolio will also recognize gain or loss on the receipt of shares of the voting stock of the Blue Chip Portfolio in exchange for shares of the Equity Income Portfolio equal to the difference between (a) the fair market value of the Blue Chip Portfolio's shares and (b) the Equity Income Portfolio shareholder's adjusted basis for its shares in the Equity Income Portfolio; and
(iii) the tax basis of the Merger Shares received by each shareholder of the Equity Income portfolio will be equal to the fair market value of the shares of the Blue Chip Portfolio as of the effective time of the Merger.


INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS


     The investment objectives, policies and strategies of the two Portfolios are almost identical and are summarized below. For a more detailed description of the investment techniques used by the Portfolios please see the Fund Prospectus. For more information concerning the risks associated with investments in the Portfolios, see the Fund Prospectus.

     The Equity Income Portfolio and the Blue Chip Portfolio have substantially similar investment objectives and principal investment strategies. The investment objective of the Equity Income Portfolio is to seek above-average income and capital appreciation by investing primarily in income-producing equity securities including common stocks, preferred stocks, real estate investment trusts and securities (including debt securities) convertible into common stock.

     The investment objective of the Blue Chip Portfolio is to seek growth of capital and income by investing primarily in securities of high quality companies.


     The two Portfolios possess somewhat different fundamental investment restrictions. If shareholders of the Equity Income Portfolio approve the Agreement and Plan of Reorganization, they will be subject to the current fundamental investment policies of the Blue Chip Portfolio, which will not be changing in connection with the Merger. ONII does not believe that the differences between the Portfolios' fundamental investment policies result in any material difference in the way the Portfolios currently are managed or in the way the Blue Chip Portfolio would be managed if shareholders approve the Agreement and Plan of Reorganization.



     Total return information for the single class of shares of the Equity Income Portfolio and of the Blue Chip Portfolio is set forth in the chart below.



TOTAL RETURN COMPARISON AS OF 12/31/02



                                                       SINCE
                                           1 YEAR    INCEPTION   INCEPTION DATE
                                           -------   ---------   --------------
Blue Chip Portfolio......................  -19.43%    -3.52%      May 1, 1998
Equity Income Portfolio..................  -20.87%    -5.51%      May 1, 1998


COMPARISON OF DISTRIBUTION POLICIES AND PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

     The Equity Income Portfolio and the Blue Chip Portfolio have identical procedures concerning dividends and distributions. Each Portfolio declares and pays dividends annually. Each Portfolio distributes any net realized capital gains annually. For each Portfolio, distributions from net capital gains are made after applying any available capital loss carryovers. It is expected that, shortly before the Closing Date (as defined in the Agreement and Plan of Reorganization), the Equity Income Portfolio will declare and distribute as a special dividend any investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized capital gains through the Closing Date not previously distributed.

     The two Portfolios have similar procedures for purchasing shares.

     The two Portfolios have similar redemption procedures. Shares of the Blue Chip Portfolio and the Equity Income Portfolio may be redeemed at the net asset value next determined after receipt of a redemption request, on any day the New York Stock Exchange is open.


RISK FACTORS


     Because the Blue Chip Portfolio and the Equity Income Portfolio pursue substantially similar investment programs, the Portfolios share similar principal risks, which include market risk (the risk that a security's price will fall in relation to, or independently from the market generally), sector risk (the risk that a certain group or category of securities will not perform as well as companies in other sectors or the market as a whole), the risks associated with investing in convertible securities (including the risk that the debt issuers could default on interest payments) as well as the risks associated with investments in foreign markets.

     See each the Fund Prospectus for further information.

                  II.  DETAILS OF THE PROPOSED REORGANIZATION

     Shareholders of the Equity Income Portfolio are being asked to approve or disapprove a Merger between the Equity Income Portfolio and the Blue Chip Portfolio. The Merger is proposed to take place pursuant to an

Agreement and Plan of Reorganization between the Equity Income Portfolio and the Blue Chip Portfolio (the "Agreement"), a form of which is attached to this Prospectus/Proxy Statement as Appendix A.

     The Agreement provides, among other things, for the transfer of all of the assets of the Equity Income Portfolio to the Blue Chip Portfolio in exchange for
(i) the issuance to the Equity Income Portfolio of shares of the Blue Chip Portfolio ("Merger Shares"), the number of which will be calculated based on the value of the net assets of the Equity Income Portfolio acquired by the Blue Chip Portfolio and (ii) the assumption by the Blue Chip Portfolio of all of the liabilities of the Equity Income Portfolio, all as more fully described below under "Information Applicable to the Proposal."

     After receipt of the Merger Shares, the Equity Income Portfolio will cause the Merger Shares to be distributed to its shareholders, in complete liquidation of the Equity Income Portfolio. Each shareholder holding shares of the Equity Income Portfolio will receive a number of full and fractional shares of the Blue Chip Portfolio equal in value at the date of the exchange to the aggregate value of the shareholder's holding in the Equity Income Portfolio.


     BOARD OF DIRECTORS' RECOMMENDATION. THE BOARD OF DIRECTORS OF OHIO NATIONAL FUND, INC. HAS VOTED UNANIMOUSLY TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE PROPOSED MERGER, AND TO RECOMMEND THAT SHAREHOLDERS OF THE EQUITY INCOME PORTFOLIO ALSO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE REORGANIZATION OF SUCH FUND WITH AND INTO THE BLUE CHIP PORTFOLIO.


BACKGROUND AND REASONS FOR THE PROPOSED MERGER

     The Board of Directors of Ohio National Fund, Inc., including all of its Directors who are not "interested persons" of Ohio National Fund, Inc. (the "Independent Directors"), has determined that the Merger would be in the best interests of the Equity Income Portfolio, and that the interests of the Equity Income Portfolio's shareholders would not be diluted as a result of effecting the Merger. At a meeting held on May 23, 2002, the Board approved the proposed Merger and recommended its approval by shareholders. The principal reasons why the Board of Directors is recommending the Merger are as follows:

        (i) APPROPRIATE INVESTMENT OBJECTIVES, ETC. The investment objective, policies, and restrictions of the Blue Chip Portfolio are similar to those of the Equity Income Portfolio, and the Directors believe that an investment in shares of the Blue Chip Portfolio will provide shareholders with an investment opportunity comparable to that currently afforded by the Equity Income Portfolio.


        (ii) LOWER OPERATING EXPENSES. The Directors considered that the operating expenses of the Blue Chip Portfolio after the Merger are expected to be lower than the operating expenses borne by the Equity Income Portfolio until at least December 31, 2004.



        (iii) ADVANTAGE OF ECONOMIES OF SCALE. The Directors also considered the advantages of combining two Portfolios that share substantially the same investment objectives, styles and holdings. The Directors believe that by combining the Portfolios, the shareholders continue to have available to them a Portfolio with a similar investment objective, but can at the same time take advantage of the economies of scale associated with a larger fund rather than two separate funds. Expenses such as audit expenses and bookkeeping expenses that are charged on a per portfolio basis will be reduced.



        (iv) COSTS OF THE REORGANIZATION. The Directors considered the fact that the Adviser, Ohio National Investments, will be paying the costs of the reorganization.


        (v) PERFORMANCE. The Directors also considered the fact that the Blue Chip Portfolio has performed better than the Equity Income Portfolio since their inception.

        (vi) TAX STATUS. The Directors further considered the fact that the reorganization would have no tax effect on the policyholders and contract owners.

        (vii) DILUTION. And lastly, the Directors considered the fact that the reorganization will not dilute the interest of the current Shareholders.

INFORMATION APPLICABLE TO THE PROPOSAL

     AGREEMENT AND PLAN OF REORGANIZATION. If approved by shareholders of the Equity Income Portfolio, the Merger is expected to occur on or around May 1, 2003, pursuant to the Agreement and Plan of Reorganization. Please review the Form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Appendix A. Under the Agreement and Plan of Reorganization, the Equity Income Portfolio will transfer all of its assets and liabilities to the Blue Chip Portfolio, in exchange for the issuance of shares of the Blue Chip Portfolio having an aggregate net asset value equal to the net asset value of the transferred assets minus liabilities, all as of the Closing Date (defined in the Agreement to be May 1, 2003 or such other date as may be agreed upon by the Blue Chip Portfolio and the Equity Income Portfolio). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement and Plan of Reorganization in Appendix A.

     Immediately following the Closing Date, the Merger Shares received by the Equity Income Portfolio will be distributed pro rata to its shareholders of record as of the close of business on the Closing Date. As a result of the proposed transaction, each holder of shares of the Equity Income Portfolio will receive a number of full and fractional shares of the Blue Chip Portfolio, equal in aggregate value at the Closing Date to the value of the shares of the Equity Income Portfolio held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Blue Chip Portfolio in the names of the Equity Income Portfolio shareholders, each account representing the respective number of full and fractional Merger Shares due such shareholder. Because the shares of the Blue Chip Portfolio will not be represented by certificates, certificates for Merger Shares will not be issued.


     The consummation of the transactions contemplated by the Agreement and Plan of Reorganization is subject to the conditions set forth in the Agreement in each instance, any of which conditions may be waived, except for the condition requiring shareholder approval of the Agreement. The Agreement may be terminated, and the Merger abandoned, at any time prior to the Closing Date, before or after approval by the shareholders of the Equity Income Portfolio, by mutual consent of the Portfolios or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.



     All legal and accounting fees and expenses, printing expenses, and other fees and expenses (other than portfolio transfer taxes (if any), brokerage and other similar expenses, all of which will be borne by the relevant Fund) incurred in connection with the consummation of the transactions contemplated by the Agreement and Plan of Reorganization will be borne by ONII (or its affiliates). Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of
Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").


     DESCRIPTION OF THE MERGER SHARES. Full and fractional Merger Shares will be issued to the Equity Income Portfolio's shareholders in accordance with the procedure under the Agreement as described above. The Merger Shares are shares of the Blue Chip Portfolio. Equity Income Portfolio shareholders will receive shares of the Blue Chip Portfolio in the Merger.


     ORGANIZATION. Each of the Merger Shares will be fully paid and non-assessable by the Blue Chip Portfolio when issued, will be transferable without restriction, and will have no preemptive or conversion rights. The Articles of Incorporation of Ohio National Fund, Inc. (the "Articles") permit the Fund to divide its shares, without shareholder approval, into two or more series of shares representing separate investment portfolios and to further divide any such series, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine.



     FEDERAL INCOME TAX CONSEQUENCES. The Merger will not quality as a "tax-free" reorganization under the Code; however no gain or loss will be recognized by any variable annuity contract holder or variable life insurance policyholder as a result of the Merger. As a condition to the Equity Income Portfolio's obligations to consummate the Merger, the Equity Income Portfolio will receive an opinion from counsel to the Equity Income Portfolio to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the transfer of the assets of the Equity Income Portfolio to the Blue Chip Portfolio in exchange for voting stock of the Blue Chip Portfolio that is to be distributed to the shareholders of the Equity Income Portfolio will be treated as a sale of assets by the Equity Income Portfolio, and the Equity Income Portfolio will recognize gain or loss on each of the transferred assets in an amount equal to the difference between (a) the fair market value of such assets and (b) the adjusted basis of such assets; (ii) each shareholder of the Equity Income Portfolio will also recognize gain or loss on the receipt of shares of the voting stock of the Blue Chip Portfolio in exchange for shares of the Equity Income Portfolio equal to the difference between (a) the fair market value of the Blue Chip Portfolio's shares and (b) the Equity Income Portfolio shareholder's adjusted basis for its shares in the Equity Income Portfolio; and
(iii) the tax basis of the Merger Shares received by each shareholder of the Equity Income portfolio will be equal to the fair market value of the shares of the Blue Chip Portfolio as of the effective time of the Merger.



     Because the Fund's shares are only sold to life insurance companies to support variable benefits under variable life insurance and variable annuity contracts, the policyholders and contractowners are not directly impacted by the tax status of the transaction. Policyholders and contractowners already enjoy tax deferral for transfers within their contracts or policies.


     Prior to the Exchange Date, the Equity Income Portfolio will declare a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

     CAPITALIZATION. The following table shows the capitalization of the Blue Chip Portfolio and the Equity Income Portfolio as of December 31, 2002, and of the Blue Chip Portfolio on a pro forma basis as of that date, giving effect to the proposed acquisition by the Blue Chip Portfolio of the assets and liabilities of the Equity Income Portfolio at net asset value:

                             CAPITALIZATION TABLES
                               DECEMBER 31, 2002




                                                               NET ASSET VALUE      SHARES
PORTFOLIO                                        NET ASSETS       PER SHARE      OUTSTANDING*
---------                                        -----------   ---------------   ------------
Blue Chip Portfolio............................  $10,933,754        $8.10          1,349,126
Equity Income Portfolio........................  $ 9,046,947        $7.26          1,246,295
Blue Chip Portfolio Pro Forma..................  $19,980,701        $8.10          2,466,753



* Common Stock, par value $1.00 per share


     Pro forma financial statements of the Blue Chip Portfolio as of and for the fiscal year ended December 31, 2002 are incorporated by reference in the Merger SAI. Because the Agreement provides that the Blue Chip Portfolio will be the surviving Fund following the Merger, the pro forma financial statements reflect the transfer of the assets and liabilities of each class of the Equity Income Portfolio to the Blue Chip Portfolio, as contemplated by the Agreement.

                            III.  VOTING INFORMATION

     REQUIRED SHAREHOLDER VOTE. Approval of the proposed Merger for the Equity Income Portfolio will require the affirmative vote of a majority of the outstanding shares of the Equity Income Portfolio.


     RECORD DATE, QUORUM AND METHOD OF TABULATION. Shareholders of record of the Equity Income Portfolio at the close of business on February 26, 2003 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. The holders of a majority (as defined by the Investment

Company Act of 1940) of the outstanding shares of the Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. Shareholders are entitled to one vote for each share held, with fractional shares voting proportionately.

     Votes cast by proxy or in person at the Meeting will be counted by persons appointed by ONII or the Fund as tellers for the Meeting. The tellers will count the total number of votes cast "FOR" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. So long as a quorum is present, abstentions and broker non-votes will be cast in proportion to the vote received from other shareholders.


     SHARES OUTSTANDING AND BENEFICIAL OWNERSHIP. As of the Record Date, as shown on the books of the Equity Income Portfolio, there were issued and outstanding 1,275,852.587 common shares at no par value of the Equity Income Portfolio.



     As of the Record Date, the Officers and Directors Ohio National Fund, Inc. as a group beneficially owned less than 1% of the outstanding shares of the Equity Income Portfolio. As of the Record Date, to the best of the knowledge of the Equity Income Portfolio, the following persons owned of record or beneficially 5% or more of any class of the outstanding shares of the Equity Income Portfolio:



SHAREHOLDER                                                      SHARES       PERCENTAGE
-----------                                                   -------------   ----------
Ohio National Variable Account A............................  1,119,753.031       88%
Ohio National Variable Account B............................     14,611.984        1%
Ohio National Variable Account C............................    103,807.497        8%
Ohio National Variable Account D............................      2,199.476   less than1%
Ohio National Variable Account R............................     35,374,847        3%


     SOLICITATION OF PROXIES. Solicitation of proxies by personal interview, mail, and telephone, may be made by officers and Directors of Ohio National Fund, Inc. and the employees of ONII and its affiliates.


     REVOCATION OF PROXIES. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of Ohio National Fund, Inc., at One Financial Way, Cincinnati, Ohio 45242), in person at the Meeting, by executing a superseding proxy, or by submitting a notice of revocation to the Secretary of Ohio National Fund, Inc. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made with regard to the applicable proposal (set forth in the Notice of Meeting), to approve the Proposal. Any superseding proxy, will negate any previously submitted proxy. Likewise attendance at the meeting and casting a vote in person shall supersede a previous proxy.


     ADJOURNMENT. If sufficient votes in favor the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies received and for which they are entitled to vote.

     SHAREHOLDER PROPOSALS AT FUTURE MEETINGS OF SHAREHOLDERS. Ohio National Fund's Articles of Incorporation do not provide for annual meetings of shareholders, and management of the Fund does not currently intend to hold such a meeting for shareholders in 2003. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Equity Income Portfolio's shareholders must be received by Ohio National Fund, Inc. a reasonable period of time prior to any such meeting. If the Merger described in this Prospectus/Proxy Statement is consummated, there will be no further meetings of the shareholders of the Equity Income Portfolio.

     OTHER MATTERS. The Directors of Ohio National Fund, Inc. know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Directors' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                        IV.  INFORMATION ABOUT THE FUNDS

     Other information regarding the Funds, including information with respect to their investment objectives, policies and restrictions and financial history may be found in the Merger SAI, the Funds' Prospectuses, each Fund's SAI, and the Annual and Semi-Annual Reports, which are available upon request by calling 513-794-6100.

     Ohio National Fund, Inc. is subject to the informational requirements of the Securities Exchange Act of 1934, and accordingly files reports and other information with the Securities and Exchange Commission. Reports and other information filed by Ohio National Fund, Inc. with respect to the Fund can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; and 233 Broadway, New York, New York 10279. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, or at no charge from the EDGAR database on the SEC's website at www.sec.gov.

                                                                      APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

                               OHIO NATIONAL FUND
                     EQUITY INCOME AND BLUE CHIP PORTFOLIOS
                       PLAN OF MERGER AND REORGANIZATION

     This plan of merger and reorganization has been entered into on the 23rd day of May, 2002, by the OHIO NATIONAL FUND, INC. ("the Fund"), an Ohio Corporation, on behalf of its EQUITY INCOME and BLUE CHIP PORTFOLIOS ("the Portfolios").

     WHEREAS, the Fund is a registered investment company under the Investment Company Act of 1940 as amended (the "1940 Act");

     WHEREAS the Board of Directors of the Fund has determined that the transaction described herein are in the best interests of the shareholders of each of the Portfolios;

     WHEREAS the Board of Directors has determined that the transaction described herein will not dilute the shares of any shareholder of the Portfolios;

     WHEREAS the Board of Directors has determined that the transaction described herein will provide for the equitable liquidation and distribution of the shares of the EQUITY INCOME PORTFOLIO;

     WHEREAS Section 2.03 of the Fund's By-laws authorizes the Board of Directors to direct the management of the business and affairs of the Fund;


     WHEREAS the Board of Directors has agreed that the existing EQUITY INCOME PORTFOLIO should be merged with and into the BLUE CHIP PORTFOLIO; and



     WHEREAS the Board of Directors has recommended that this agreement and plan of reorganization be approved by the shareholders of the EQUITY INCOME PORTFOLIO,


     NOW, THEREFORE, all the assets, liabilities and interests of the EQUITY INCOME PORTFOLIO shall be transferred on the closing date to the BLUE CHIP PORTFOLIO as described below, provided however, that the transaction shall not occur unless and until this plan shall have first been approved by a majority of the shareholders of the EQUITY INCOME PORTFOLIO as provided in the Fund's By-laws.

     1. The closing date shall be a day on which the Fund is open for business and the New York Stock Exchange is open for unrestricted trading. It shall be a day determined by the Fund's management as soon as practicable after approval of this plan by the shareholders of the Equity Income Portfolio.


     2. On or before the closing date, and prior to effecting the transaction, the Fund shall have received a satisfactory written opinion of legal counsel that the transaction described herein shall not qualify as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended but that the contract owners will not realize a tax gain or loss as a result of the transaction because of the nature of the contracts.


     3. In exchange for all of his or her shares of the Equity Income Portfolio, each shareholder of the Equity Income Portfolio shall receive a number of shares, including fractional shares, of the Blue Chip Portfolio equal in dollar value to the number of whole and fractional shares that shareholder owns in the Equity Income Portfolio. Each shareholder of the Equity Income Portfolio shall thereupon become a shareholder in the Blue Chip Portfolio.

     4. For purposes of this transaction, the shares of the Portfolios shall be determined as of 4:00 p.m., Eastern Time, on the closing date. Those valuations shall be made in the usual manner as provided in the Fund's prospectus.

     5. Upon completion of the foregoing transaction, the Equity Income Portfolio shall be terminated and no further shares shall be issued by it. The classes of the Fund's shares, representing the Equity

         Income Portfolio shall thereupon be closed and the shares previously authorized for those classes shall be reclassified by the Board of Directors. The Fund's Board of Directors and management shall take whatever actions are necessary under Maryland law and the Investment Company Act of 1940, as amended, to effect the termination of the Equity Income Portfolio.



     6. As provided in the Investment Advisory Agreement, the costs and expenses of these transactions, including the preparation, filing, printing and mailing of proxy solicitation material, disclosure documents and related legal fees shall be borne by Ohio National Investments, Inc.


     IN WITNESS WHEREOF, Ohio National Fund, on behalf of the Equity Income Portfolio and the Blue Chip Portfolio, has caused this plan of merger and reorganization to be executed and attested in the City of Montgomery, State of Ohio, on the date first written above.

                                          OHIO NATIONAL FUND, INC.

                                          By:

                                            ------------------------------------
                                          John J. Palmer, President

                                          Attest:

                                          --------------------------------------
                                          Ronald L. Benedict, Secretary


                                          As to Paragraph 6


                                          Ohio National Investments, Inc.



                                          By:

                                          --------------------------------------

                                 FORM OF PROXY

                            EQUITY INCOME PORTFOLIO
                      A SERIES OF OHIO NATIONAL FUND, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
            FOR A MEETING OF SHAREHOLDERS TO BE HELD APRIL 29, 2003

The undersigned hereby appoints Ronald L. Benedict and John J. Palmer, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting (the "Meeting") of Shareholders of the Fund indicated above to be held at the offices of Ohio National Fund, Inc., One Financial Way, Montgomery, Ohio 45242 on April 29, 2003 at 10:00 a.m. (Eastern Time) and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Directors recommend a vote FOR the proposal.


     TO VOTE BY MAIL, PLEASE VOTE, SIGN AND DATE BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


     NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All Joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, name and indicate the signer's office. If a partner, sign in the partnership name.

                                          --------------------------------------
                                          SIGNATURE

                                          --------------------------------------
                                          SIGNATURE (IF HELD JOINTLY)

                                          --------------------------------------
                                          DATE

  FOR          AGAINST          ABSTAIN
  [ ]            [ ]              [ ]

I. Proposal to approve the Agreement and Plan of Reorganization providing for the Merger of the Ohio National Fund Equity Income Portfolio into the Ohio National Fund Blue Chip Portfolio, as described in the Prospectus/Proxy Statement and the Agreement and Plan of Reorganization.


           PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                    FORM N-14
                                     PART B

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                            EQUITY INCOME PORTFOLIO,
                      A SERIES OF OHIO NATIONAL FUND, INC.

                            IN EXCHANGE FOR SHARES OF
                              BLUE CHIP PORTFOLIO,
                      A SERIES OF OHIO NATIONAL FUND, INC.

                                ONE FINANCIAL WAY
                             MONTGOMERY, OHIO 45242
                                  800-366-6654


                       STATEMENT OF ADDITIONAL INFORMATION



                                 April 15, 2003




This Statement of Additional Information (the "SAI") relates to the proposed merger (the "Merger") of the Equity Income Portfolio of Ohio National Fund, Inc. a Maryland corporation (the "Equity Income Portfolio") with and into the Blue Chip Portfolio, also a series of Ohio National Fund, Inc. (the "Blue Chip Portfolio").



This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated April 15, 2003 (the "Prospectus/Proxy Statement") of the Blue Chip Portfolio which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Equity Income Portfolio to the Blue Chip Portfolio. In exchange, the Blue Chip Portfolio would assume all of the liabilities of the Equity Income Portfolio and distribute its shares to the Equity Income shareholders in complete liquidation of the Equity Income Portfolio.


This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to Ohio National Fund, Inc., One Financial Way, Cincinnati, Ohio 45242 or by calling 800-366-6654.

                                TABLE OF CONTENTS


I.    Additional Information about the Equity Income Portfolio and the
      Blue Chip Portfolio.............................................   3
II.   Financial Statements............................................   3

                                    FORM N-14
                                     PART B

I. Additional Information about Ohio National Fund Equity Income Portfolio.


Additional information about the Equity Income Portfolio and the Blue Chip Portfolio is incorporated by reference to the current Prospectuses and Statements of Additional Information, each dated May 1, 2002 and each as supplemented through the date hereof. These Prospectuses and Statements of Additional Information have each been filed with the Securities and Exchange Commission.


II. Financial Statements.


This Statement of Additional Information incorporates by reference the Annual Reports for the year ended December 31, 2002, including the reports of KPMG LLP, of the Equity Income Portfolio and the Blue Chip Portfolio (the "Reports"), which contain historical financial information regarding these Portfolios. The Reports have been filed with the Securities and Exchange Commission. The Reports were also sent to variable annuity contractowners and variable life insurance policyholders on or about March 1, 2003 and are incorporated by reference into this Prospectus/Proxy Statement and Statement of Additional Information.



Pro forma financial statements of the Blue Chip Portfolio are provided on the following pages.

OHIO NATIONAL BLUE CHIP AND EQUITY INCOME PORTFOLIOS
MERGER INFORMATION
MARCH 27, 2003


It is the intention of management to merge Ohio National Equity Income Portfolio into Ohio National Blue Chip Portfolio. Presented on the following pages are the historical Statements of Assets and Liabilities for the Equity Income and Blue Chip Portfolios as of December 31, 2002 and the Pro Forma Statement of Assets and Liabilities at December 31, 2002 of the Blue Chip Portfolio assuming the merger took place on December 31, 2002. Also presented are the historical Statements of Operations for the Equity Income and Blue Chip Portfolios for the year 2002 and the Pro Forma Statement of Operations of the Blue Chip Portfolio after the merger for the year 2002. In preparing the Pro Forma financial statements for the Blue Chip Portfolio, management fees, custodian fees and professional fees were all adjusted to reflect differences that would have resulted had the merger taken place January 1, 2002.


Also presented is the merged Schedule of Investments as of December 31, 2002. All of the securities held in the Ohio National Equity Income Portfolio at December 31, 2002 would comply with the investment objectives, policies and restrictions of the Ohio National Blue Chip Portfolio.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of Ohio National Blue Chip Portfolio and Ohio National Equity Income Portfolio included in their respective annual report dated December 31, 2002.

OHIO NATIONAL FUND, INC.
EQUITY INCOME AND BLUE CHIP PORTFOLIO (UNAUDITED)


SCHEDULE OF INVESTMENTS                                                                                           DECEMBER 31, 2002
                                                    FAIR                                                                 FAIR
       SHARES       U.S. COMMON STOCKS              VALUE           SHARES      U.S. COMMON STOCKS                       VALUE
------------------------------------------------------------       ---------------------------------------------------------------
                AEROSPACE & DEFENSE (2.1%)                                    DRUGS/BIOTECHNOLOGY (6.6%)
          800   Boeing                            $   26,392         6,100    Abbott Laboratories                      $  244,000
        1,500   General Dynamics Corp.               119,055         8,000    Bristol-Meyer/Squibb                        185,200
        2,778   Northrop Grumman Corp.               269,466         2,900    Eli Lilly & Co.                             184,150
                                                  ----------
                                                     414,913         1,500    Merck & Co.                                  84,915
                                                  ----------
                AUTOMOTIVE & RELATED (2.0%)                         11,125    Pfizer Inc.                                 340,091
        4,000   Delphi Automotive Systems             32,200         6,529    Pharmacia Corp.                             272,912
                                                                                                                       -----------
        7,747   Ford Motor Co.                        72,047                                                            1,311,268
                                                                                                                       -----------
        3,101   General Motors Corp.                 114,303                  ELECTRICAL EQUIPMENT (1.0%)
        2,300   Johnson Controls                     184,391           600    Emerson Electric Co.                         30,510
                                                  ----------
                                                     402,941         7,200    General Electric Co.                        175,320
                                                  ----------
                                                                                                                       -----------
                                                                                                                          205,830
                BANKING (7.7%)                                                                                         -----------
        6,500   Bank of America Corp.                452,205                  ELECTRONICS/SEMICONDUCTORS (1.0%)
          800   Bank of New York                      19,168         1,900  * Applied Materials Inc.                       24,757
        8,733   Citigroup Inc.                       307,314         5,900    Intel Corp.                                  91,863
          500   Comerica Inc.                         21,620         5,000    Texas Instruments                            75,050
                                                                                                                       -----------
        1,900   Fleet Boston Financial Corp.          46,170                                                              191,670
                                                                                                                       -----------
        2,400   PNC Financial Services Group         100,560                  ENTERTAINMENT & LEISURE (0.7%)
        2,100   US Bancorp                            44,562         8,400    The Walt Disney Co.                         137,004
                                                                                                                       -----------
        2,100   Wells Fargo Co.                       98,427                  FINANCIAL SERVICES (5.6%)
        5,600   Wachovia Corp.                       204,064         3,302    Bear Stearns Co. Inc.                       196,139
        6,950   Washington Mutual Inc.               239,983           400    Fannie Mae                                  154,392
                                                  ----------         4,000    Goldman Sachs Group Inc.                    136,200
                                                   1,534,073
                                                  ----------
                BUSINESS SERVICES (2.1%)                             5,500    H & R Block Inc.                            221,100
       18,667 * Cendant Corp.                        195,630         2,700    Lehman Brothers Holdings                    143,883
        6,500   First Data Corp.                     230,165         6,700    Morgan Stanley Dean Witter & Co.            267,464
                                                  ----------                                                           -----------
                                                     425,795                                                            1,119,178
                                                  ----------                                                           -----------
                CHEMICALS (2.3%)                                              FOOD & RELATED (3.7%)
        3,500   Air Products & Chemicals Inc.        149,625         2,900    Anheuser-Busch Cos. Inc.                    140,360
        3,300   Dupont de Nemours & Co.              139,920         3,000    General Mills                               140,850
        3,400   PPG Industries                       170,510         3,800    Kraft Foods Inc.                            147,934
                                                  ----------
                                                     460,055         3,430    PepsiCo Inc.                                144,815
                                                  ----------         6,900    Sara Lee Corp.                              155,319
                COMPUTER & RELATED (8.7%)                                                                              -----------
        2,700 * Computer Sciences Corp.               93,015                                                              729,278
                                                                                                                       -----------
        6,100 * Cisco Systems Inc.                    79,910                  INDUSTRIAL SERVICES (0.4%)
        5,600 * Dell Computer Corp.                  149,744         1,500    Grainger WW Inc.                             77,325
                                                                                                                       -----------
        6,800   Electronic Data Systems Corp.        125,324                  INSURANCE (7.0%)
       19,623   Hewlett-Packard Co.                  340,655           400    Allmerica Financial Corp.                     4,040
        3,500   Intl. Business Machines Corp.        271,250         4,700    Allstate Corp.                              173,853
        2,600 * Lexmark Intl. Group CL A             157,300         2,800    American International Group                161,980
        5,500 * Microsoft Corp.                      284,350         1,700    Cigna Corp.                                  69,904
       11,000 * Storage Technology Corp.             235,620         3,300    Lincoln National Corp.                      104,214
                                                  ----------
                                                   1,737,168         4,000    Loews Corp.                                 177,840
                                                  ----------
                CONSUMER PRODUCTS (5.3%)                             2,550    MBIA Inc.                                   111,843
        2,400   Colgate Palmolive Co.                125,832         5,600    Marsh & McLennan Cos. Inc.                  258,776
        1,300   Eastman Kodak Co.                     45,552         5,200    Principal Financial Group                   156,676
        3,300   Gillette Co.                         100,188         1,900    UnitedHealth Group Inc.                     158,650
        2,000   Johnson & Johnson Co.                107,420         1,400    Unumprovident Corp.                          24,556
                                                                                                                       -----------
        3,100   Kimberly Clark Corp.                 147,157                                                            1,402,332
                                                                                                                       -----------
        4,900   Philip Morris Co. Inc.               198,597                  MACHINERY & RELATED (0.6%)
        1,400   Proctor & Gamble Co.                 120,316         2,000    Deere & Co.                                  91,700
        6,200   UST Inc.                             207,266           800    Maytag Corp.                                 22,800
                                                  ----------                                                           ----------
                                                   1,052,328                                                              114,500
                                                  ----------                                                           ----------
                                                                                                                       (continued)


OHIO NATIONAL FUND, INC.
EQUITY INCOME AND BLUE CHIP PORTFOLIO (UNAUDITED)

SCHEDULE OF INVESTMENTS
                                                     FAIR                                                           FAIR
SHARES              U.S. COMMON STOCKS              VALUE       SHARES        U.S. COMMON STOCKS                    VALUE
-----------------------------------------------------------     -------------------------------------------------------------
         MANUFACTURING (0.7%)                                             WASTE DISPOSAL (0.6%)
 3,400   Textron Inc.                           $   146,166      5,552    Waste Management Inc.                  $    127,252
                                                -----------                                                      ------------
         MEDIA & PUBLISHING (1.0%)
 4,600 * AOL Time Warner Inc.                        60,260               TOTAL U.S. COMMON STOCKS (80.7%)       $ 16,132,954
                                                                                                                 ------------
 3,435 * Viacom Inc. CL B                           140,011
                                                -----------
                                                    200,271
                                                -----------                                                           FAIR
         MEDICAL & RELATED (2.0%)                               SHARES       FOREIGN COMMON STOCK                     VALUE
                                                                -------------------------------------------------------------
 2,500   Baxter International Inc.                   70,000               AUSTRALIA (0.8%)
 5,900 * Boston Scientific Corp.                    250,868               MEDIA & PUBLISHING (0.8%)
 2,700 * Guidant Corp.                               83,295      6,900    News Corp. ADR                         $    156,285
                                                -----------                                                      ------------
                                                    404,163               BARBADOS (0.5%)
                                                -----------
         METALS & MINING (0.9%)                                           OIL, ENERGY & NATURAL GAS (0.5%)
 8,200   Alcoa Inc.                                 186,796      2,600  * Nabors Industries Ltd.                       91,702
                                                -----------                                                      ------------
         OFFICE EQUIPMENT (0.1%)                                          BERMUDA (2.2%)
   800   Pitney Bowes Inc.                           26,128               MACHINERY (1.1%)
                                                -----------
         OIL, ENERGY & NATURAL GAS (6.9%)                        5,227    Ingersoll Rand Co.                          225,074
                                                                                                                 ------------
 3,200   Apache Corp.                               182,368               MANUFACTURING (1.1%)
 3,300   ChevronTexaco Corp.                        219,384     12,800    Tyco International Ltd.                     218,624
                                                                                                                 ------------
 2,300   ConocoPhillips                             111,297                                                           443,698
                                                                                                                 ------------
 4,900   Ensco International                        144,305               FINLAND (0.3%)
10,612   Exxon Mobil Corp.                          370,783               TELECOMMUNICATIONS & RELATED (0.3%)
 4,800   Marathon Oil Corp.                         102,192      4,300    Nokia Corp. ADR                              66,650
                                                                                                                 ------------
 2,700 * Noble Corp.                                 94,905               NETHERLANDS (0.3%)
 3,300   Sunoco Inc.                                109,494               ELECTRONICS/SEMICONDUCTORS (0.3%)
 1,900   Transocean Sedco Forex Inc.                 44,080      3,600    Philips Electronics                          63,648
                                                                                                                 ------------
                                                -----------
                                                  1,378,808               UNITED KINGDOM (0.7%)
                                                -----------
         RETAIL (2.8%)                                                    DRUGS/BIOTECHNOLOGY (0.1%)
 4,300 * Federated Department Stores                123,668        600    Glaxosmithkline PLC ADR                      22,476
                                                                                                                 ------------
 1,100   May Dept. Stores                            25,278               OIL, ENERGY & NATURAL GAS (0.6%)
 1,200   Nordstrom Inc.                              22,764      2,600    BP PLC ADR                                  105,690
                                                                                                                 ------------
 5,400   Sears Roebuck & Co.                        129,330                                                           128,166
                                                                                                                 ------------
 2,200   Target Corp.                                66,000
 4,200 * Toys 'R' Us Inc.                            42,000               TOTAL FOREIGN COMMON STOCKS (4.8%)     $    950,149
                                                                                                                 ------------
 3,000   Wal-Mart Stores Inc.                       151,530
                                                -----------
                                                    560,570               TOTAL COMMON STOCKS (85.5%)            $ 17,083,103
                                                -----------                                                      ------------
         TELECOMMUNICATIONS & RELATED (5.3%)
 2,100   Alltel Corp.                               107,793                                                          FAIR
 3,800   Bell South Corp.                            98,306     SHARES                PREFERRED STOCKS               VALUE
                                                                -------------------------------------------------------------
11,700   Motorola Inc.                              152,575               AEROSPACE (0.8%)
 9,000   SBC Communications Inc.                    243,990      3,100    Raytheon Co.                              $ 169,260
                                                                                                                 ------------
 6,800   Sprint Corp.                                98,464               AUTOMOTIVE & RELATED (1.1%)
 9,130   Verizion Communications                    353,788      1,700    Ford Cap Trust II                            69,445
                                                -----------
                                                  1,054,916      6,500    General Motors                              150,150
                                                -----------                                                      ------------
         TRANSPORTATION (0.7%)                                                                                        219,595
                                                                                                                 ------------
 2,400   Union Pacific                              143,688               INSURANCE (2.4%)
                                                -----------
         UTILITIES (2.9%)                                        2,200    Ace Ltd.                                    129,800
 9,000   Centerpoint Energy Inc.                     76,500        700    Hartford Financial Services                  34,496
 4,200   Cinergy                                    141,624      1,100    Metlife Capital Trust                        90,453
 4,300   Entergy Corp.                              196,037      4,200    Washington Mutual Inc.                      217,875
                                                                                                                 ------------
 2,900   FPL Group Inc.                             174,377                                                           472,624
                                                -----------                                                      ------------
                                                    588,538
                                                -----------
                                                                                                                   (continued)

OHIO NATIONAL FUND, INC.
EQUITY INCOME AND BLUE CHIP PORTFOLIO (UNAUDITED)

SCHEDULE OF INVESTMENTS                                                                                            DECEMBER 31, 2002
                                                     FAIR           FACE                                                  FAIR
 SHARES              PREFERRED STOCKS                VALUE         AMOUNT              REPURCHASE AGREEMENTS             VALUE
 -------------------------------------------------------------   -------------------------------------------------------------------
            PAPER & FOREST PRODUCTS (0.8%)                                      FINANCIAL SERVICES (6.7%)
    1,600   Boise Cascade                             $ 67,184   $ 1,342,000    US Bank  1.050%  01/02/03
    2,000   Intl. Paper Capital Trust                   93,250                   Repurchase price $1,342,092
                                                    ----------
                                                       160,434                    Collateralized by Freddie Mac
                                                    ----------
            RETAIL (0.3%)                                                            Mortgage Back Pool #G11298
    1,900   Toys R Us                                   63,935                    Market Value:  $1,368,870
                                                    ----------
            TRANSPORTATION (0.9%)                                                 Face Value:  $1,392,575
    3,300   Union Pacific Capital Trust                169,950                    Due:  08/01/17
                                                    ----------
            UTILITIES (1.2%)                                                      Interest:  5.00%                     $  1,342,000
                                                                                                                       -------------
    1,600   Ameren Corp.                                42,880
    1,800   FPL Group Inc.                             100,350                  TOTAL REPURCHASE AGREEMENTS (6.7%)     $  1,342,000
                                                                                                                       -------------
    1,100   Keyspan Corp.                               55,627
    1,500   TXU Corp.                                   43,125                  TOTAL HOLDINGS (102.3%)
                                                    ----------
                                                       241,982                    (COST $23,068,850) (A)               $ 20,447,684
                                                    ----------                                                         ------------
            TOTAL PREFERRED STOCKS (7.5%)           $1,497,780
                                                    ----------
                                                                                LIABILITIES, NET OF CASH &
 FACE                                                  FAIR                       RECEIVABLES (-2.3%)                      (469,003)
AMOUNT            CONVERTIBLE DEBENTURES               VALUE                                                           ------------
--------------------------------------------------------------
            BUILDING & CONSTRUCTION (0.5%)                                      NET ASSETS (100.0%)                    $ 19,978,681
                                                                                                                       ============
$ 200,000 * Lennar Corp.
            3.955%  Zero coupon due 04/04/21 **     $   91,500
                                                    ----------
            ELECTRONICS/SEMICONDUCTORS (0.6%)
   30,000   Advanced Micro Devices (144A)
               4.750% 02/01/22                          18,825
   20,000   LSI Logic
               4.000% 11/01/06                          16,400
   70,000   L-3 Comm Holdings
               4.000% 09/15/11                          78,838
                                                    ----------
                                                       114,063
                                                    ----------
            MEDIA & PUBLISHING (0.6%)
  135,000   Liberty Media/ Viacom
               3.250%  03/15/31                        127,238
                                                    ----------
            MEDICAL & RELATED (0.9%)
  160,000   Universal Health Services
               0.426%  6/23/20                         102,400
   70,000   AmeriSource Health Corp.
               5.000%  12/01/07                         89,600
                                                    ----------
                                                       192,000
                                                    ----------
            TOTAL CONVERTIBLE DEBENTURES (2.6%)     $  524,801
                                                    ----------


*        Non-income producing securities.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $65,344.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $18,825 or 0.1% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

**       Rate presented indicates the effective rate at time of purchase.

ADR (American depository receipt) represents ownership of foreign securities.


   The accompanying notes are an integral part of these financial statements.

                  PRO FORMA STATEMENT OF ASSET AND LIABILITIES
                               BLUE CHIP PORTFOLIO
                                DECEMBER 31, 2002
                                  (UNAUDITED)


                                                                        HISTORICAL INFORMATION
                                                                           DECEMBER 31, 2002
                                                                      ----------------------------                  BLUE CHIP
                                                                         EQUITY           BLUE                      PORTFOLIO
                                                                         INCOME           CHIP       ADJUSTMENTS   AFTER MERGER
                                                                      -----------     ------------   -----------   ------------
ASSETS:
    Investments in securities, at fair value
      (Blue Chip Cost $12,809,670, Equity Income Cost $10,259,180)    $ 9,052,510     $ 11,395,174                 $20,447,684
    Cash                                                                      262              580                         842
    Receivable for securities sold                                              0           64,974                      64,974
    Receivable for fund shares sold                                         2,571            8,400                      10,971
    Dividends & accrued interest receivable                                15,658           16,407                      32,065
                                                                      -----------     ------------                 -----------
      Total assets                                                      9,071,001       11,485,535                  20,556,536
                                                                      -----------     ------------                 -----------

LIABILITIES:
    Payable for securities purchased                                            0          521,642                     521,642
    Payable for fund shares redeemed                                          173              484                         657
    Payable for investment management services
      (note 2)                                                              5,845            8,397       14,320         28,562
    Accrued professional fees                                               7,584            7,138       (7,500)         7,222
    Accrued accounting and transfer agent fees                              4,366            6,448                      10,814
    Accrued custody fees                                                    1,766                0                       1,766
    Accrued printing and proxy fees                                         1,977            3,076                       5,053
    Other accrued expenses                                                  2,343            4,596       (4,800)         2,139
                                                                      -----------     ------------                 -----------
      Total liabilities                                                    24,054          551,780                     577,854
                                                                      ------------    ------------                 -----------

Net assets                                                            $ 9,046,947     $ 10,933,754                 $19,978,681
                                                                      ===========     ============                 ===========

NET ASSETS CONSIST OF:
    Par value, $1 per share                                           $ 1,246,295     $  1,349,126                   2,595,421
    Paid-in capital in excess of par value                             12,308,911       12,207,723                  24,516,634
    Accumulated net realized loss on investments                       (3,305,374)      (1,209,326)                 (4,514,700)
    Net unrealized depreciation on investments                         (1,206,670)      (1,414,496)                 (2,621,166)
    Undistributed net investment income                                     3,785              727       (2,020)         2,492
                                                                      -----------     ------------                 -----------

Net assets                                                            $ 9,046,947     $ 10,933,754                 $19,978,681
                                                                      ===========     ============                 ===========

Shares outstanding  (a)                                                 1,246,295        1,349,126                   2,465,188

Net asset value per share                                             $      7.26           $ 8.10                 $      8.10
                                                                      ===========     ============                 ===========

(a)   Shares Credited at the Time of Merger                             1,116,188        1,349,000                   2,465,188

   The accompanying notes are an integral part of these financial statements.

                        PRO FORMA STATEMENT OF OPERATIONS
                               BLUE CHIP PORTFOLIO
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                  (UNAUDITED)

                                                         EQUITY          BLUE                           BLUE CHIP
                                                         INCOME          CHIP                           PORTFOLIO
                                                        PORTFOLIO      PORTFOLIO        ADJUSTMENTS    AFTER MERGER
                                                       -----------    -----------      ------------    -------------
Investment income:
    Interest                                           $    28,723    $     7,784                      $      36,507
    Dividends                                              204,106        221,166                            425,272
    Other Income                                                 0            104                                104
                                                       -----------    -----------                      -------------
      Total investment income                              232,829        229,054                      $     461,883
                                                       -----------    -----------                      -------------

EXPENSES:
    Management fees (note 2)                                71,638         96,993         14,320 (a)         182,951
    Custodian fees                                           4,800          4,800         (4,800) (b)          4,800
    Directors' fees                                            600            650                              1,250
    Professional fees                                        8,025          8,050         (7,500) (c)          8,575
    Accounting and transfer agent fees                      13,000         14,000                             27,000
    Printing and proxy fees                                  1,696          1,597                              3,293
    Filing fees                                                117            113                                230
    Other                                                       47             50                                 97
                                                       -----------    -----------                      -------------

      Total expenses                                        99,923        126,253                            228,196
                                                       -----------    -----------                      -------------

      Net investment income                                132,906        102,801                            233,687
                                                       -----------    -----------                      -------------

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments                    (1,138,445)      (532,650)                        (1,671,095)
    Change in unrealized appreciation (depreciation)
      on investments                                    (1,284,057)    (1,979,997)                        (3,264,054)
                                                       -----------    -----------                      -------------

        Net loss on investments                         (2,422,502)    (2,512,647)                        (4,935,149)
                                                       -----------    -----------                      -------------

        Net decrease in net assets from operations     $(2,289,596)   $(2,409,846)                     $  (4,701,462)
                                                       ===========    ===========                      =============

(a) Adjustment to reflect 0.15% higher Management fees on Equity Income Portfolio average net assets of $9,546,518.

(b) Monthly Custodian fees reduced by $4,800 due to reduction of portfolios.

(c)      Audit fees reduced due to reduction in the number of portfolios.



   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.                                       December 31, 2002
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1)     SIGNIFICANT ACCOUNTING POLICIES

        Ohio National Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a series investment company which consists of 20 separate investment portfolios (the "Portfolios") that seek the following investment objectives:

    [X] Blue Chip Portfolio--growth of capital and income by concentrating investment decisions in securities of high quality companies.

    [X] Equity Income Portfolio--above average income and capital appreciation by investing primarily in high quality income producing equity securities including common stock, preferred stock, REIT's, and securities convertible into common stock.

    There are no assurances these objectives will be met.

    THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE FUND IN PREPARATION OF ITS FINANCIAL STATEMENTS:

    SECURITY VALUATION

    Securities which are traded on U.S. and foreign stock exchanges or in the over-the-counter markets are valued at the last sale price on the day of valuation or, if there has been no sale that day, at the mean between the bid and asked prices reported as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. Over-the-counter securities are valued at the last sale price as of 4:00 p.m. Eastern time, or if there has been no sale for that day, at the mean between the bid and asked prices reported as of 4:00 p.m. Eastern time. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or a matrix provided by independent pricing services. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. The difference between cost and fair values of such investments are reflected as unrealized appreciation or depreciation.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

    Distributions arising from net investment income are declared and paid to shareholders quarterly. Distributions arising from accumulated net realized capital gains are distributed to shareholders at least once a year.

    FOREIGN CURRENCY

    All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of such valuation. Foreign currency exchange rates are generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of valuation, which in the case of the Blue Chip Portfolio would not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors. The books and records of all the Portfolios are maintained in U.S. dollars. Foreign

OHIO NATIONAL FUND, INC.                                       December 31, 2002
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

    currency amounts in the Blue Chip Portfolio is translated into U.S. dollars on the following basis:

    (1) fair value of investments, other assets and liabilities-at exchange rates prevailing at the end of the period.

    (2) purchases and sales of investments, income and expenses-at the rates of exchange prevailing on the respective dates of such transaction.

    Although the net assets and the fair value of the Portfolios are presented at the foreign exchange rates at the end of the period, the Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market price of the investments. However, for tax purposes, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to Federal income tax regulations.

    Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

    FOREIGN CURRENCY CONTRACTS

    The Portfolios may enter into forward foreign currency exchange contracts (forward contracts). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Portfolios may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at fair value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Portfolios could be exposed to foreign currency fluctuations.

    OPTION WRITING AND FINANCIAL FUTURES CONTRACTS

    Each Portfolio, for hedging purposes, may (a) write call options traded on a registered national securities exchange if such Portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, and each Portfolio, other than the Money Market Portfolio, may (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; (e) engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of specific securities; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the Portfolio would be hedged by options or futures contracts, and no more than 5% of any Portfolio's total assets, at fair value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at fair value, and the related realized and unrealized gains and losses are included in the statement of operations. The Portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

    Each Portfolio may invest in financial futures contracts. Futures contracts are used for the purpose of hedging its existing Portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Portfolio is required to pledge to the broker an amount of cash, commercial

OHIO NATIONAL FUND, INC.                                       December 31, 2002
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

    paper, or receivables for securities sold equal to a percentage of the contract amount, known as the initial margin deposit. Subsequent payments, known as "variation margin", are made or received by the Portfolios each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolios recognize a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts interest rates, and the underlying hedged assets.

    A risk associated with investing in futures contracts is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position when it wants to do so. To limit the risk, a Portfolio will invest only where there is an established secondary market.

    SECURITIES TRANSACTIONS AND RELATED INCOME

    Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date (except in the case of foreign securities in the Blue Chip Portfolio, in which dividends are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends), and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

    REPURCHASE AGREEMENTS

    The Portfolios may acquire repurchase agreements from member banks of the Federal Reserve System which ONI deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the Portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). At December 31, 2002, certain Portfolio's invested in repurchase agreements in which the aggregate amounted to $27,016,361.

    These securities are collateralized by various FGCI and FNMA certificates, and U.S. Treasury Notes, with a fair value of $27,570,477. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

    4(2) PAPER AND 144A SECURITIES

    4(2) paper is issued pursuant to section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), which exempts the issue from registration. This paper is used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets.

    144(A) Securities in which the Portfolios invest may include securities issued by corporations without registration under the Securities Act of 1933, in reliance on the private resale of securities to institutions in
    Section 5 of the 1933 Act ("Rule 144(A)"). Rule 144(A) securities are exempt from the registration requirements for resales of restricted securities to qualified institutional buyers. Investments by a Portfolio in Rule 144(A) securities could have the effect of increasing the illiquidity of the Portfolio during any period in which institutional investors were no longer interested in purchasing these securities. Rule 144(A) securities will not be considered illiquid, however, if the Portfolio's advisor has determined that a liquid trading market exists for such securities using

OHIO NATIONAL FUND, INC.                                       December 31, 2002
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

    procedures approved by the Board of Directors. The Portfolios' advisors have determined, using Board approved procedures, these securities to be liquid, unless otherwise noted.

    FEDERAL INCOME TAXES

    It is the policy of the Portfolios to distribute to its shareholders substantially all of its taxable income, thus gaining relief from Federal income taxes under provisions of current tax regulations applicable to investment companies of this type. Accordingly, no provision for Federal income taxes has been made.

    EXPENSE ALLOCATION

    Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributed to a Portfolio are allocated on the basis of relative net assets.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATED PERSONS

    The Fund has an investment advisory agreement with Ohio National Investments, Inc. ("ONI"), a wholly owned subsidiary of Ohio National Life Insurance Company ("ONLIC"), under the terms of which ONI provides Portfolio management and investment advice to the Portfolios and administers its other affairs, subject to the supervision of the Fund's Board of Directors. As compensation for its services, ONI receives from the Fund annual fees on the basis of each Portfolio's average daily net assets based on the following schedule: (a) for the Blue Chip Portfolio, 0.90% of the Portfolio's net assets; and (b) for the Equity Income Portfolio, 0.75% of the Portfolio's net assets.

    The adviser has agreed to voluntarily waive 0.15% of the fee for the Blue Chip Portfolio until December 31, 2004. If and when that wavier is terminated, the fees of the Blue Chip Portfolio will be higher.

    Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisors for the Equity Income and Blue Chip Portfolios subject to the approval of the Portfolio's Board of Directors. ONI has entered into Sub-Advisory Agreements with Federated Investment Counseling ("FIC") to manage the investment and reinvestment of those Portfolios' assets, subject to the supervision of ONI. As compensation for their services, (a) FIC receives from ONI fees at an annual rate of (i) 0.50% of the first $35 million, 0.35% of the next $65 million, and 0.25% of the average daily net assets in excess of $100 million of each of the Equity Income and Blue Chip Portfolios.

    Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $3,500 plus $1,000 for each meeting attended.

    The Portolio's transfer agent and dividend-paying agent through December 31, 2000 was American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York. Effective January 1, 2001, US Bancorp Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin, took

OHIO NATIONAL FUND, INC.                                       December 31, 2002
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

    over as transfer agent for the Portfolios. Effective February 1, 2001 US Bancorp Fund Services, also replaced American Data Services, Inc. as the Portfolios' accounting agent. The Portfolios' custodian agent is US Bank Institutional Trust and Custody, 425 Walnut Street, Cincinnati, Ohio. For assets held outside the United States US Bank enters into subcustodial agreements, subject to approval by the Board of Directors.

(3) FEDERAL INCOME TAX INFORMATION

    As of December 31, 2002, the components of accumulated earnings (deficit) for the Blue Chip Portfolio on a tax basis after the merger was as follows:

    Undistributed Ordinary Income        $12,644
    Accumulated Earnings                  12,644
    Accumulated Capital Losses        (4,457,488)
    Unrealized Depreciation           (2,686,510) (a)
    Total Accumulated Deficit         (7,131,354)

    (a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, and the difference between book and tax amortization methods for premium and market discounts.

    For corporate shareholders, 100% of the total ordinary income dividends paid by the Blue Chip Portfolio during the year ended December 31, 2002 qualify for the corporate dividends received deduction.

    Under current tax law, capital losses realized after October 31 of a Portfolio's fiscal year may be deferred and treated as occurring on the first business day or the following fiscal year for tax purposes. The Blue Chip Portfolio, after the merger, had deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2003 of $312,267.

    For Federal income tax purposes, the Blue Chip Portfolio, after the merger, had capital loss forwards as of December 31, 2002 of:

    2006            $5,714
    2007           $70,595
    2008          $931,680
    2009        $1,588,679
    2010        $1,548,553

    The Board of Directors does not intend to authorize a distribution of any realized gain for a Portfolio until the capital loss carry over has been offset or expires.

    The tax characteristics of dividends paid to shareholders for the year ended December 31, 2002 for the Blue Chip Portfolio after the merger was $234,430 of ordinary income.

OHIO NATIONAL FUND, INC.                                       December 31, 2002
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

    Cost for Federal Income tax purposes differs from value by net unrealized appreciation (depreciation) of securities for the Blue Chip Portfolio after the merger as follows:

    Appreciation                   $ 1,025,528
    Depreciation                    (3,712,038)
                                   -----------

    Net Depreciation                (2,686,510)

(4) INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 2002 were as follows:

                                BLUE CHIP
                                ---------
    Stocks & Bonds:
      Purchases..........     $14,500,597
      Sales..............       9,803,333

                                     PART C
                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant (a Maryland corporation), except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys' fees, and judgments, fines, penalties, and amounts paid in settlement, if such expenses were actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (i) he or she acted in good faith; (ii) in the case of conduct in his or her official capacity he or she reasonably believed that his or her conduct was in the best interests of the Registrant, and in all other cases he or she reasonably believed that his or her conduct was not opposed to the best interests of the Registrant; and (iii) with respect to any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against reasonable expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant except where the corporate representative has been adjudged liable to the Registrant.

Under Article 11 of the Registrant's By-laws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article 11 of Registrant's By-laws and Section 2-418 of the Maryland General Corporation Law.

ITEM 16. EXHIBITS.


      (1)(a) Articles of Incorporation of the Registrant (amended as of November 2, 1982) were filed as Exhibit (1) of the Registrant's Form N-1, Post-effective Amendment No. 6, on August 3, 1982.*

      (1)(b) Articles Supplementary of the Registrant, effective December 30, 1992, were filed as Exhibit (1)(a) of the Registrant's Form N-1A, Post-effective amendment No. 21, on February 26, 1993.*

      (1)(c) Articles Supplementary of the Registrant, effective March 1, 1994, were filed as Exhibit (1)(b) of the Registrant's Form N-1A, Post-effective Amendment No. 24, on March 2, 1994.*

      (1)(d) Articles Supplementary of the Registrant, effective December 15, 1994 were filed as Exhibit (1)(c) of the Registrant's Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.*

      (1)(e) Articles Supplementary of the Registrant, effective September 16, 1996 were filed as Exhibit (1)(d) of the Registrant's Form N-1A, Post-effective Amendment no. 32, on October 21, 1996.*

      (1)(f) Articles Supplementary of the Registrant, effective March 17, 1998, were filed as Exhibit (1)(e) of the Registrant's Form N-1A, Post-effective Amendment no. 36, on April 24, 1998.*

      (2) By-laws of the Registrant (as amended March 16, 1989) were filed as Exhibit (2) of the Registrant's Form N-1A, Post-effective Amendment No. 17, on March 27, 1989.*


      (3)      Not Applicable.

      (4) Form of Agreement and Plan of Reorganization--filed as Appendix A to Part A hereof.


      (5) See the following Articles and Sections in the Articles of Incorporation filed as Exhibit (1)(a): 7(d), and 8, and the following sections of the Bylaws filed as exhibit (2); article 1, article 5, article 8.



      (6) Sub-Advisory Agreement dated May 1, 1998 (for Equity Income and Blue Chip Portfolios) between Ohio National Investments, Inc. and Federated Investment Counseling was filed as Exhibit (5)(j) of the Registrant's Form N-1A Post-effective Amendment no. 35 on February 13, 1998.*



      (7)      Not Applicable.


      (8)      Not Applicable.


      (9) Custody Agreement between the Registrant and Star Bank, N.A. was filed as Exhibit (8) of the Registrant's Form N-1A, Post-effective Amendment no. 33, on April 25, 1997.*


      (10)     Not Applicable.

      (11)     Opinion of Ronald L. Benedict, Esq.


      (12)     Opinion of Jones & Blouch



      (13)(a) Fund Accounting Servicing Agreement between the Registrant and Firstar Mutual Fund Services, LLC was filed as Exhibit no. (h)(1) of the Registrant's Form N-1A, Post-effective Amendment no. 41, on April 9, 2001.*

      (13)(b) Transfer Agency Servicing Agreement between the Registrant and Firstar Mutual Fund Services, LLC was filed as Exhibit no. (h)(2) of the Registrant's Form N-1A, Post-effective Amendment no. 41, on April 9, 2001.*

      (13)(c) Service Agreement among the Registrant, Ohio National Investments, Inc. and The Ohio National Life Insurance Company, dated May 1, 1996, was filed as Exhibit (9)(b) of the Registrant's Form N-1A, Post-effective Amendment No. 31, on March 31, 1996.*

      (13)(d) Master Repurchase Agreement between the Registrant and Star Bank, N.A. was filed as Exhibit (9)(c) of the Registrant's Form N-1A, Post-effective Amendment no. 33, on April 25, 1997.*

      (13)(e) Services Agreement (for the International Portfolio) between the Registrant and Interactive Data Corporation was filed as Exhibit
               (9)(e) of the Registrant's Form N-1A, Post-effective Amendment No. 23, on October 29, 1993.*

      (13)(f) Joint Insured Agreement among the Registrant, ONE Fund, Inc., Dow Target Variable Fund LLC and Ohio National Investments, Inc. was filed as Exhibit no. (h)(6) of the Registrant's Form N-1A, Post-effective Amendment no. 37 on February 25, 1999.*





      (14)     Consent of KPMG LLP attached.

      (15)     No financial statements were omitted.

      (16)     Not Applicable.


      (17)     Not Applicable.



* (File no. 811-3015, 2-67464)


ITEM 17. UNDERTAKINGS

(1) The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The Registrant agrees that every prospectus that is filed under paragraph
(1) above will be filed as a part of an amendment of the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Acts of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.


(3) Pursuant to the requirements of Form N-14, Registrant agrees to file, an opinion of counsel or a copy of an Internal Revenue Service ruling supporting the tax consequences of the proposed merger described in the Prospectus/Proxy Statement that is a part of this Registration Statement within a reasonable time after receipt of such opinion or ruling.

                                     NOTICE

Notice is hereby given that this instrument is executed on behalf of the Registrant by an Officer of the Registrant as an Officer and not individually and the obligations of the Registrant arising out of this instrument are not binding upon any of the Directors, Officers, or shareholders of the Registrant individually but are binding only upon the assets and property of the Registrant.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Montgomery and the State of Ohio, on this 15th day of April, 2003.



                                          OHIO NATIONAL FUND, INC.

                                          By: /s/ John J. Palmer
                                          -----------------------------------
                                          Name:  John J. Palmer
                                          Title: President



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated
on this   th day of April, 2003.



Signature                   Title                             Date
--------------------------------------------------------------------------------

/s/ John J. Palmer          President and Director            April 15, 2003
------------------------    (Principal Executive Officer)
John J. Palmer


/s/ Dennis R. Taney         Treasurer                         April 15, 2003
------------------------    (Principal Financial and
Dennis R. Taney             Accounting Officer)


/s/ James E. Bushman        Director                          April 15, 2003
------------------------
James E. Bushman


/s/ Joseph A. Campanella    Director                          April 15, 2003
------------------------
Joseph A. Campanella


/s/ Ross Love               Director                          April 15, 2003
------------------------
Ross Love


/s/ George M. Vredeveld     Director                          April 15, 2003
------------------------
George M. Vredeveld

EXHIBIT INDEX

12.         Opinion of Jorden Burt

14.         Consent of KPMG LLP